UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

 (RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X]	Preliminary Information Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

Q LOTUS HOLDINGS, INC.

(Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No Fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Q LOTUS HOLDINGS, INC.

20 North Wacker Drive, Suite 4120

Chicago, Illinois 60606

Tel 312 379-1800

Fax 312 379-1801

DEAR STOCKHOLDER:

We are pleased to inform you that Q Lotus Holdings, Inc., a Nevada corporation (the “Company”), is providing you with the following Information Statement to notify you that our Board of Directors have resolved and the holders of a majority of our outstanding Common Stock, have delivered a written consent, to authorize the following agenda.

(1)	To increase the authorized capital stock of the Company to 1,500,000,000 shares of which 1,400,000,000 shares will be Common Stock par value $0.0001 per share and 100,000,000 shares will be Preferred Stock par value $.001 per share.

(2)	To amend the Company’s Articles of Incorporation to reflect the authorized capital stock of the Company of 1,500,000,000 shares of which 1,400,000,000 shares will be Common Stock par value $0.0001 per share and 100,000,000 shares will be Preferred Stock par value $.001 per share, as reflected above.

This action will become effective February 16, 2015 which will be no earlier than twenty (20) days from the date hereof.

This Information Statement is being provided to you for information purposes only. Your vote is not required to approve any of the actions as set forth herein. This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. This Information Statement will first be mailed to you on or about January 22, 2015.

Please feel free to call us should you have any questions on the enclosed information statement. We thank you for your continued interest in Q Lotus Holdings, Inc.

Board of Directors of

Q LOTUS HOLDINGS, INC.

/s/ Gary Rosenberg
Gary Rosenberg
Chief Executive Officer

Q LOTUS HOLDINGS, INC.

20 North Wacker Drive, Suite 4120

Chicago, Illinois 60606

Tel 312 379-1800

Fax 312 379-1801

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being furnished to the stockholders of Q Lotus Holdings, Inc. (the “Company”) in connection with an amendment to the Company’s Articles of Incorporation. This Information Statement has been prepared by our management.

GENERAL

As of October 28, 2014, a majority of our holders of common stock, par value $0.0001 per share (the “Common Stock”) have signed a written consent:

(1)	To increase the authorized capital stock of the Company to 1,500,000,000 shares of which 1,400,000,000 shares will be Common Stock par value $0.0001 per share and 100,000,000 shares will be Preferred Stock par value $.001 per share.

(2)	To amend the Company’s Articles of Incorporation to reflect the authorized capital stock of the Company of 1,500,000,000 shares of which 1,400,000,000 shares will be Common Stock par value $0.0001 per share and 100,000,000 shares will be Preferred Stock par value $.001 per share, as reflected above (the “Charter Amendment”).

The Charter Amendment will be effective as of February 16, 2015 which will be no earlier than (20) days after this Information Statement is first mailed to our Stockholders. No further vote of our stockholders is required. This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our stockholders at a special stockholders’ meeting convened for the specific purpose of approving the above. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our common stock. The elimination of the need for a special meeting of stockholders to approve the above is made possible by Section 78.390 of the Nevada Revised Statutes, which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. The record date established by us for purposes of determining the number of outstanding shares of our common stock entitled to vote on the above was January 5, 2015 (the “Record Date”).

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE CHARTER AMENDMENT

Q. Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Charter Amendment even though your vote is neither required nor requested for the Charter Amendment to become effective.

Q. What will I receive if the Charter Amendment is completed?

A. Nothing. The Charter Amendment will only modify the Articles of Incorporation.

Q. When do you expect the Charter Amendment to become effective?

A. The Charter Amendment will become effective on February 16, 2015 which shall be no earlier than 20 days after this information statement is being sent to you. A Copy of the Form of Charter Amendment is attached to this information statement as Exhibit 3. The Charter Amendment with the Nevada Secretary of State will be effective no less than 20 days after this information statement has been sent to you.

Q. Why am I not being asked to vote?

A. The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Charter Amendment pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company’s Board of Directors, is sufficient under Nevada law, and no further approval by our stockholders is required and is incorporated herein as Exhibit 2.

Q. What do I need to do now?

A. Nothing. This information statement is purely for your information and does not require or request you to do anything.

Q. Whom can I call with questions?

A. If you have any questions about any of the actions to be taken by the Company, please contact us at (312) 379-1800.

ACTIONS BY THE BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDERS

In accordance with Section 78.390 of the Nevada Revised Statues, the following actions were taken based upon the approval of the Company’s Board of Directors and the written consent of a majority of the holders of the Company’s Common Stock. A copy of the Resolutions of the Board of Directors and a copy of the Form of Written Consent of a majority of the Shareholders is incorporated herein as Exhibit 1 and Exhibit 2, respectively.

The Corporate Actions contained herein have been filed with the State of Nevada for an Effective Date of February 16, 2015.

AMENDMENT TO THE ARTICLES OF INCORPORATION

On October 28, 2014, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approved (1) to increase the authorized stock of the Company to 1,500,000,000 shares of which 1,400,000,000 shares will be Common Stock par value $0.0001 per share and 100,000,000 shares will be Preferred Stock par value $.001 per share; and (2) the Charter Amendment. The Charter Amendment is reflected in the Form of Certificate of Amendment to the Articles of Incorporation (the “Form of Charter Amendment”), which is attached hereto as Exhibit 3, and incorporated herein by reference.

The authorization of additional shares of Common Stock will provide the Company the flexibility to seek additional capital through equity financings in a competitive environment from time to time in the future and to use equity, rather than cash, to complete acquisitions, from time to time in the future.

SUMMARY OF CORPORATE ACTIONS AND RECOMMENDATIONS BY

THE BOARD OF DIRECTORS

(A)	Increase in Authorized Common Stock of the Company. The Company’s Articles of Incorporation currently authorizes the Company to issue up to 800,000,000 shares of Common Stock, $0.0001 par value per share. As of January 5, 2015, Company records indicate that the Company had issued and outstanding 797,757,714 shares of Common Stock. The Board of Directors believes that the increase of authorized shares of Common Stock to 1,400,000,000 will increase the liquidity and trading volume of the common stock, which is conducive to financing activities the Company may undertake.

(B)	Amendment to the Articles of Incorporation of the Company to reflect an authorized share capital of 1,500,000,000 shares of which 1,400,000,000 shares will be Common Stock par value $0.0001 per share and 100,000,000 shares will be Preferred Stock par value $.001 per share.

Approval by Stockholders. As of January 5, 2015, the Company had 797,757,714 shares of its Common Stock issued and outstanding. As of October 28, 2014, stockholders representing a majority of the issued and outstanding shares of Common Stock, provided:

●	The authorization of additional shares of Common Stock will provide the Company the flexibility to seek additional capital through equity financings in a competitive environment from time to time in the future and to use equity, rather than cash, to complete acquisitions, from time to time in the future. As of the date hereof, the Company has no commitments, arrangements or understandings with respect to the issuance of the additional Common Stock it has authorized. The Company continues to explore various alternatives to obtain necessary capital through stock issuances, asset sales and debt or convertible debt financings.

●	The authorization to amend the Company’s Articles of Incorporation to reflect the increase to the authorized capital stock of the Company to 1,500,000,000 shares of which 1,400,000,000 shares will be Common Stock par value $0.0001 per share and 100,000,000 shares will be Preferred Stock par value $.001 per share, as reflected above.

The following shareholders of record have given their written consent approving the Charter Amendment: Timothy Bellcourt, Troy Cawley-Hamm, Joshua T. Goldstein, Goldstein Family Partnership, Jorge Gonzalez, Frank Powers, Gary A. Rosenberg, and trusts controlled by Mr. Rosenberg.

The full text of the Charter Amendment is reflected in the Form of Charter Amendment, which is attached as Exhibit 3 to this information statement. Pursuant to the provisions of Nevada law and the Company’s Articles of Incorporation, the holders of at least a majority of the outstanding voting shares are permitted to approve the Charter Amendment by written consent in lieu of a meeting. Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an information statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of the action. This notice, which is being sent to all holders of record on January 5, 2015, is intended to serve as the information statement required by the Exchange Act.

Possible Anti-Takeover Effect. In addition to financing purposes, the Company could also issue shares of Common Stock or Preferred Stock that may, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means. When, in the judgment of the Board of Directors, this action will be in the best interest of the stockholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company. Such shares also could be privately placed with purchasers favorable to the Board of Directors in opposing such action. In addition, the Board of Directors could authorize holders of a series of Common or Preferred Stock to vote either separately as a class or with the holders of the Company’s Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction. The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the stockholders of the Company. The issuance of new shares also could be used to entrench current management or deter an attempt to replace the Board of Directors by diluting the number or rights of shares held by individuals seeking to control the Company by obtaining a certain number of seats on the Board of Directors.

THE CHARTER AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR WHEN THE AMENDMENTS ARE COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

DESCRIPTION OF SECURITIES

DESCRIPTION OF COMMON STOCK

Number of Authorized and Outstanding Shares. After adoption of the Charter Amendment, the Company’s Articles of Incorporation will authorize the issuance of 1,400,000,000 shares of Common Stock, $0.0001 par value per share, of which 797,757,714 shares were outstanding on January 5, 2015. All of the outstanding shares of Common Stock are fully paid and non-assessable. As of January 5, 2015, the Company had no options or warrants outstanding.

Voting Rights. Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders. Holders of Common Stock have no cumulative voting rights. Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all stockholders.

Other. Holders of Common Stock have no preemptive rights to purchase the Company’s Common Stock. There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent. Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws. The Company’s transfer agent for its Common Stock is Pacific Stock Transfer Company, 4045 South Spencer Street, Suite 403 Las Vegas, NV 89119 Phone: (702) 361-3033.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table summarizes certain information regarding the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of outstanding Q Lotus Holdings Common Stock as of January 5, 2015 by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding Q Lotus Holdings, Inc. Common Stock, and (ii) all executive officers and directors as a group. Except as indicated in the footnotes below, the security and stockholders listed below possess sole voting and investment power with respect to their shares.

Title of Class	Name of Beneficial Owner	Amount of Beneficial Ownership	Nature of Ownership	Percent of Class
Common	Joshua T. Goldstein 4 Executive Blvd, STE 20 Suffern, NY 10901	146,000,000	Direct/indirect	18.3%
Common	Frank Powers 8635 W Sahara STE 630 Las Vegas, NV 89117	110,000,000	Direct/indirect	13.8%
Common	Gary A. Rosenberg 20 N Wacker Dr. STE 4120 Chicago, IL 60606	169,251,500	Direct/indirect	21.2%
Common	All officers and directors as a group (9 persons)	291,826,800	Direct/indirect	36.6%

The percent of class is based on 797,757,714 shares of common stock issued and outstanding as of January 5, 2015. Shares of Common Stock that an individual or entity has a right to acquire within 60 days pursuant to the exercise of options or warrants are not deemed to be outstanding for the purposes of computing the percentage ownership of such individual or entity, but are not deemed to be outstanding for the purposes of computing the percentage ownership of another person or entity shown in the table.

ANNUAL AND QUARTERLY REPORTS; INCORPORATION BY REFERENCE AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission (“SEC”). You may read and copy any document the Company filed at the SEC’s public reference rooms at 100 F Street, NE, Washington, D.C. 20549. Please call the SEC at (202) 942-8088 for more information on the operation of the public reference rooms. Copies of the Company’s SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by the Company with the Securities and Exchange Commission (SEC File Number 000-52595 ) and contain important information about the Company and its finances, are incorporated into this Information Statement:

EXHIBITS INCORPORATED BY REFERENCE

Report	Date of Report

Annual Report	Period Ended March 31, 2013 filed on form 10K
Forms on 8-K	Dated September 26, 2014 and January 20, 2015

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Gary Rosenber
Gary Rosenberg
Chief Executive Officer

EXHIBIT 1

FORM OF RESOLUTIONS

OF THE

BOARD OF DIRECTORS

OF

Q LOTUS HOLDINGS, INC.

a Nevada Corporation

October 28, 2014

On the date hereof, the Board of Directors of Q Lotus Holdings, Inc., a Nevada corporation (the “Corporation”), acting pursuant to the authority granted by Sections 78.120 and 78.315 of the Nevada Revised Statutes and the Corporation’s Articles of Incorporation and Bylaws, has adopted the following resolutions.

AMENDMENT TO ARTICLES OF INCORPORATION

TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

WHEREAS, the undersigned have determined, after reviewing the number of currently issued, outstanding shares of common stock of the Corporation, that it is in the best interests of the Corporation and its stockholders for the authorized shares of common stock of the Corporation to be increased to a total of 1,400,000,000 shares of common stock with a par value of $0.0001 per share (this amendment is hereinafter referred to as the “Authorized Common Shares Amendment”);

WHEREAS, subject to and in compliance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Nevada Revised Statutes, it is deemed to be in the best interests of the Corporation and its stockholders that the Chief Executive Officer set a record date (the “Record Date”) in connection with the notice required for the Authorized Shares Amendment;

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors hereby adopt and approve the Authorized Common Shares Amendment;

RESOLVED FURTHER, that subject to and in compliance with the Exchange Act, the Corporation is hereby authorized to file with the Secretary of State of the State of Nevada an Amended and Restated Certificate of Amendment to the Corporation’s Articles of as set forth in Exhibit A attached hereto, in order to increase the number of authorized shares of the Corporation’s common stock to a total of 1,400,000,000 shares of common stock with a par value of $0.0001 per share.

RESOLVED FURTHER, that any officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Securities and Exchange Commission a Schedule 14C Information Statement (the “Schedule 14C”) informing the stockholders of the Corporation who are not signatory hereto of the action taken hereby;

RESOLVED FURTHER, that stockholders of record on the Record Date are the stockholders entitled to consent to the Certificate of Amendment and to receive notice of such action pursuant to Rule 14c-2 of the Securities Exchange Act of 1934;

RESOLVED FURTHER, that, upon effectiveness of the Schedule 14C, any executive officer of the Corporation, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to execute and file with the Secretary of State of the State of Nevada the Certificate of Amendment, in accordance with applicable law;

RESOLVED FURTHER, that the Corporation’s Chief Executive Officer, acting alone, be and hereby is authorized, empowered and directed, for and on behalf of the Corporation, to take such further action and execute and deliver any additional agreements, instruments, certificates, filings or other documents and to take any additional steps as such officer deems necessary or appropriate to effectuate the purposes of the foregoing resolutions;

RESOLVED FURTHER, that any action or actions heretofore taken by any officer of the Corporation for and on behalf of the Corporation in connection with the foregoing resolutions are hereby ratified and approved as the actions of the Corporation.

EXHIBIT 2

FORM OF

WRITTEN CONSENT

OF

A MAJORITY OF THE STOCKHOLDERS

OF

Q LOTUS HOLDINGS, INC.

a Nevada Corporation

The undersigned, Stockholder of Q Lotus Holdings Inc. hereby consents to increase of the number of authorized shares of Q Lotus Holdings Inc. from 800,000,000 (eight hundred million) shares of Q Lotus Holdings Inc. common stock with a par value of $0.0001 per share to 1,400,000,000 shares of Q Lotus Holdings Inc. common stock with a par value of $0.0001 per share.

Name

Signature

EXHIBIT 3

AMENDED AND RESTATED ARTICLES OF INCORPORATION OF

Q LOTUS HOLDINGS, INC.

PURSUANT TO SECTIONS 78.380 AND 78.390 OF THE NEVADA

REVISED STATUTES

Q LOTUS HOLDINGS, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), hereby certifies as follows:

1. The name of the Corporation is Q Lotus Holdings, Inc. and the original Articles of Incorporation of the Corporation was filed with the Secretary of State of the State of Nevada on May 2, 2006.

2. These Amended and Restated Articles of Incorporation, which amend the provisions of the Articles of Incorporation, as heretofore amended, have been duly adopted by the Board of Directors of the Corporation and by action by written consent of the stockholders of the Corporation in lieu of a meeting, in accordance with the provisions of Section 78.320 of the Nevada Revised Statutes (“N.R.S.”) and, upon filing with the Secretary of State of the State of Nevada in accordance with Section 78.320 of the N.R.S., shall thenceforth supersede the original Articles of Incorporation, as heretofore amended, and shall, as it may thereafter be amended in accordance with its terms and applicable law, be the Amended and Restated Articles of Incorporation of the Corporation.

3. The text of the Articles of Incorporation, as heretofore amended, is hereby amended and restated in its entirety to read as follows:

ARTICLE I

The name of the corporation (hereinafter referred to as the (“Corporation”) is:

“Q LOTUS HOLDINGS, INC.”

ARTICLE II

The address of the Corporation’s registered office in the State of Nevada is United Corporate Services, Inc., in the City of Carson City, County of Carson. The name of the Corporation’s registered agent at such address is 202 South Minnesota Street, Carson City, Nevada 89703.

ARTICLE III

(a) Authorized Capital Stock.

The total number of shares of stock that the Corporation shall have authority to issue is 1,500,000,000, consisting of (i) 1,400,000,000 shares of Common Stock, par value $0.0001 per share (“Common Stock”) and (ii) 100,000,000 shares of Preferred Stock, par value $0.001 per share (“Preferred Stock”).

(b) Preferred Stock. Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the Nevada Revised Statutes (“N.R.S.”) (hereinafter, along with any similar designation relating to any other class of stock that may hereafter be authorized, referred to as a “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(i) The designation of the series, which may be by distinguishing number, letter or title;

(ii) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii) The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;

(iv) Dates on which dividends, if any, shall be payable;

(v) The redemption rights and price or prices, if any, for shares of the series;

(vi) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;

(vii) The amounts payable on and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

(viii) Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix) Restrictions on the issuance of shares of the same series or of any other class or series;

(x) The voting rights, if any, of the holders of shares of the series.

(c) Common Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Each share of Common Stock shall be equal to each other share of Common Stock. Except as may be provided in these Amended Articles of Incorporation or in a Preferred Stock Designation, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders.

ARTICLE IV

The Board of Directors is hereby authorized to create and issue, whether or not in connection with the issuance and sale of any of stock or other securities or property of the Corporation, rights entitling the holders thereof to purchase from the Corporation shares of stock or other securities of the Corporation or any other corporation. The times at which and the terms upon which such rights are to be issued will be determined by the Board of Directors and set forth in the contracts or instruments that evidence such rights. The authority of the Board of Directors with respect to such rights shall include, but not be limited to, determination of the following:

(a) The initial purchase price per share or other unit of the stock or other securities or property to be purchased upon exercise of such rights.

(b) Provisions relating to the times at which and the circumstances under which such rights may be exercised or sold or otherwise transferred, either together with or separately from, any other stock or other securities of the Corporation.

(c) Provisions that adjust the number or exercise price of such rights or amount or nature of the stock or other securities or property receivable upon exercise of such rights in the event of a combination, split or recapitalization of any stock of the Corporation, a change in ownership of the Corporation’s stock or other securities or a reorganization, merger, consolidation, sale of assets or other occurrence relating to the Corporation or any stock of the Corporation, and provisions restricting the ability of the Corporation to enter into any such transaction absent an assumption by the other party or parties thereto of the obligations of the Corporation under such rights.

(d) Provisions that deny the holder of a specified percentage of the outstanding stock or other securities of the Corporation the right to exercise such rights and/or cause the rights held by such holder to become void.

(e) Provisions that permit the Corporation to redeem or exchange such rights.

(f) The appointment of a rights agent with respect to such rights.

ARTICLE V

(a) Subject to the rights of the holders of any series of Preferred Stock or any other series or class of stock as set forth in these Amended Articles of Incorporation, to elect additional directors under specified circumstances, the number of directors of the Corporation shall be fixed by the By-laws of the Corporation and may be increased or decreased from time to time in such a manner as may be prescribed by the By-laws.

(b) Unless and except to the extent that the By-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

ARTICLE VI

The Corporation may in its By-laws confer powers upon the Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon the Board of Directors by applicable law.

ARTICLE VII

(a) Each person who is or was or had agreed to become a director or officer of the Corporation, or each such person who is or was serving or who had agreed to serve at the request of the Board of Directors or an officer of the Corporation as a director, officer or trustee of another corporation, partnership, joint venture, trust or other enterprise (including the heirs, executor, administrators or estate of such person), shall be indemnified by the Corporation, in accordance with the By-laws of the Corporation, to the fullest extent permitted from time to time by the N.R.S. as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) or any other applicable laws as presently or hereafter in effect.

(b) The Corporation may, by action of the Board of Directors or through the adoption of By-laws, provide indemnification to employees and agents of the Corporation, and to persons serving as employees or agents of another corporation, partnership, joint venture, trust or other enterprise, at the request of the Corporation, with the same scope and effect as the foregoing indemnification of directors and officers. The Corporation shall be required to indemnify any person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors or is a proceeding to enforce such person’s claim to indemnification pursuant to the rights granted by these Amended Articles of Incorporation or otherwise by the Corporation.

(c) The right to indemnification conferred in this Article VI shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within twenty (20) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the N.R.S. requires, the payment of such expenses incurred by such a person in his or her capacity as such a director or officer of the Corporation in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article VII or otherwise.

(d) Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VII.

(e) Neither any amendment or repeal of any Section of this Article VII, nor the adoption of any provision of these Amended Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VII, shall adversely affect any right or protection of any director, officer, employee or other agent established pursuant to this Article VII existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE VIII

(a) The liability of the directors of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the N.R.S., as now or hereafter in effect. If the N.R.S. is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the N.R.S., as so amended.

(b) Neither any amendment or repeal of any Section of this Article VIII, nor the adoption of any provision of these Amended Articles of Incorporation or the By-laws of the Corporation inconsistent with this Article VIII, shall adversely affect any right or protection of any director established pursuant to this Article VIII existing at the time of such amendment, repeal or adoption of an inconsistent provision, including without limitation by eliminating or reducing the effect of this Article VIII, for or in respect of any act, omission or other matter occurring, or any action or proceeding accruing or arising (or that, but for this Article VIII, would accrue or arise), prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX

Except as may be expressly provided in these Amended Articles of Incorporation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Amended Articles of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or thereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Amended Articles of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article IX; provided, however, that any amendment or repeal of Article VII or Article VIII of these Amended Articles of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.